Mattersight Q4 2013 February 12, 2014 Earnings Webinar Exhibit 99.2

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2014 Mattersight Corporation
Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended
December 31, 2012, our quarterly reports on Form 10-Q, as
well as our press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.
Also, be advised that this call is being recorded and is
copyrighted by Mattersight Corporation.

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2014 Mattersight Corporation
Summary
•
Very strong Q4 financial performance
•
Continued strong growth in routing/behavioral pairing
application
•
Strengthened our Balance Sheet
•
Added Richard Dresden, a highly regarded sales executive
•
Disappointing outcome with GDIT
•
Near term focus is on growing and converting routing/pilot
pipeline

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2014 Mattersight Corporation
Continued Progress in Q4
•
Bookings
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Booked $2.0M in incremental ACV
•
Revenues
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Recognized a record $9.2M in revenue
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Up 7% sequentially overall
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Up 11% sequentially for subscription revenue
•
P&L
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Achieved a record $0.8M of positive AEBITDA
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Achieved record gross margins of 75%, up 800 bps sequentially
•
Balance Sheet
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Raised $6M via a PIPE; paid off all debt
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Ended the quarter with $13.4M in cash
•
Pilots
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Closed a record 25 new pilots, including a record 22 new PBR pilots
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Ending pilots grew 64% sequentially to a record of 54

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2014 Mattersight Corporation
2013 Financial Performance

Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 2012
Yr/Yr
Change
Revenues 8,516 7,915 8,609 9,171 34,211 33,452 759
Subscription Revenues 7,189 6,442 6,802 7,572 28,004 27,256 748
Gross Margin 66% 66% 67% 75% 69% 61% 8%
AEBITDA (1,494) (407) 295 821 (786) (7,128) 6,342
Ending Cash 12,480 10,875 13,740 13,392
Seq. Revenue Growth
-1% -7% 9% 7%
Seq. Subscription Growth
4% -10% 6% 11%

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2014 Mattersight Corporation
2013 Bookings Performance

Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 2012
Yr/Yr
Change
Incremental ACV Bookings 2.4 3.7 3.8 2.0 11.9 6.5 83%
Routing Pilots - 5 17 22 44 3 1367%
Total Pilots 3 7 17 25 52 18 189%
Converted Pilots 2 2 2 1 7 4 75%
Ending Pilots 19 22 33 54 54 18 200%
Pilot Follow On ACV 9.5 11.8 21.0 28.2 28.2 10.7 164%
New Logos 1 6 9 15 31 7 343%

$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$8.4
$8.1
$8.8
$9.3
$7.3
$1.9
$2.4
$3.7
$3.8
$2.0
2012 Q4
2013 Q1
2013 Q2
2013 Q3
2013 Q4
Ending Book of Business
Incremental ACV

Mattersight SEE WHAT MATTERS

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2014 Mattersight Corporation
Incremental ACV / Ending Quarter Book of Business

2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4
Starting Book of Business 8,693 8,392 8,065 8,774 9,304
Incremental ACV 465 602 933 945 501
Deployment/Cons Run Off (543) (340) (201) (277) (825)
Subscription ACV Adj (223) (589) (23) (138) (1,657)
Ending Book of Business 8,392 8,065 8,774 9,304 7,323

30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
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2012 Q4
2013 Q1
2013 Q2
2013 Q3
2013 Q4

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Pilot Follow On ACV 8

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Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Impact Analysis Trends 9

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Converted to Appliance
Not Converted
In Process

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Impact Analysis Outcome Trends 10 Converted Impact Analyses include 13 direct to appliance deals

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Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Appliance Deals In Process 11

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2014 Mattersight Corporation
Introducing Richard Dresden

•
Following an extensive retained search, we are pleased to
announce Richard Dresden as our new EVP of Sales
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Background Summary
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Ran the $320M Financial Services Vertical for Savvis, where he managed a team of 50+ sales personnel
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At Savvis he sold large, complex solutions, including several of the largest transactions in the company’s history
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Strong track record as sales person and sales manager
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The personal characteristics we wanted: keen intellect; analytical;
team values; and highly motivated to win
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Excellent educational pedigree
•
Near Term Focus
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In Q1 continue to build pilot pipeline
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In Q2 begin to accelerate pilot harvest
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Build vertical go-to-market approach for large accounts
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Continue to grow partner channel

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2014 Mattersight Corporation
Key Metrics Going Forward

Metric 2014 Target
Total Rev Growth ex GDIT 25%-30%+
Subscription Growth ex GDIT 30%-35%+
Total Routing/Other Pilots 100+
Gross Margin ~70%
Routing Conversion Model TBD

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2014 Mattersight Corporation
Business Outlook
•
Pipeline for current products remains solid
•
Very strong interest in routing
•
Q1 / Q2 Focus
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Continued pilot / follow-on ACV growth
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Conversions
•
FY Outlook
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Expect GAAP revenue growth to be in the 2% - 5% range;
•
Net of GDIT expect revenue growth to be in the 25%-30%+ range
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Will discuss any changes in expectations on a quarterly basis
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Near term revenues will be impacted by loss of GDIT contract

Confidential & Restricted ©
2014 Mattersight Corporation
Summary
•
Very strong Q4 financial performance
•
Continued strong growth in routing/behavioral pairing
application
•
Strengthened our Balance Sheet
•
Added Richard Dresden, a highly regarded sales executive
•
Disappointing outcome with GDIT
•
Near term focus is on growing and converting routing/pilot
pipeline

Confidential & Restricted © 2014 Mattersight Corporation Thank You • Kelly Conway - 847.582.7200 - kelly.conway@mattersight.com • Mark Iserloth - 312.454.3613 - mark.iserloth@mattersight.com 16